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                                                                   EXHIBIT 10.21


                               FIRST AMENDMENT TO
                       SECOND SECURED TERM LOAN AGREEMENT

                  FIRST AMENDMENT TO SECOND SECURED TERM LOAN AGREEMENT (the "First Amendment"), dated as of February 14, 2003, by and between MSX INTERNATIONAL, INC., a Delaware corporation (the "Company") and COURT SQUARE CAPITAL LIMITED, a Delaware corporation (the "Lender").

                                    RECITALS

                  A. The Company, each of the borrowing subsidiaries of the Company party thereto from time to time, the lenders party thereto from time to time (the "Senior Lenders"), and Bank One, NA, a national banking association, as agent for the Senior Lenders (the "Agent"), are parties to an Amended and Restated Credit Agreement dated as of November 30, 1999, as amended from time to time (the "Senior Credit Agreement").

                  B. The Company and the Lender are parties to a Second Secured Term Loan Agreement dated as of July 31, 2002 (the "Term Loan Agreement"), under which the Lender made a loan to the Company in the amount of $15,450,000.

                  C. The Company has requested that the Lender provide for an additional loan to be made by the Lender to the Company in an amount of up to $10,769,105.90, to cure certain defaults (if any) by the Company under the Senior Credit Agreement, as specified in the Funding Agreement, and the Lender is willing to agree to lend such amount on the terms and conditions of this First Amendment.

                  D. The Lender has determined that the execution and performance of this First Amendment in its interest and to its financial benefit.

                  In consideration of the premises and the agreements, provisions and covenants herein contained, the Company and the Lender agree as follows:

                  1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to such terms in the Term Loan Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Term Loan Agreement shall from and after the date hereof refer to the Term Loan Agreement as amended hereby.

                  2. Amendments to Term Loan Agreement. The Term Loan Agreement is hereby amended as follows:

                           (a) Section 1.1 of the Term Loan Agreement is amended
to restate the following definitions:




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                  "Loan" means any loans made by the Lender to the Company
pursuant to Section 2.1 hereof, including the Loan-First Tranche and the Loan-Second Tranche.

                  "Loan Documents" means this Agreement, the Funding Agreement, the Note-First Tranche, the Note-Second Tranche, the Security Documents and any other agreement, instrument or document executed in connection with any of the foregoing at any time, each as amended, supplemented or modified from time to time.

                  "Note" means one or more of the notes of the Company issued pursuant to the terms and conditions of Sections 2.1, 2.2(b)(ii) or 8.1 hereof, including without limitation the Note-First Tranche and the Note-Second Tranche.

                           (b) Section 1.1 of the Term Loan Agreement is further
amended to add the following definitions in alphabetical order:

                  "Citicorp Support" means the Guarantee, dated as of February 14, 2003, by Citicorp in favor of the Senior Lenders and the Agent, pursuant to which Citicorp guarantees the payment of the obligations of the Lender under the Funding Agreement.

                  "Debt Financing" means each requirement that a Loan-Second Tranche be made by the Lender to the Company pursuant to Section 2(a), (b) or
(c) of the Funding Agreement, whether funded by the Lender or pursuant to Citicorp Support.

                  "Debt Financing Date" means the date any Debt Financing is required to be made pursuant to the Funding Agreement.

                  "First Amendment" means the First Amendment to this Agreement, dated February 14, 2003.

                  "First Amendment Effective Date" means the date on which all conditions precedent to the First Amendment are satisfied.

                  "Funding Agreement" means the Funding Agreement, dated as of February 14, 2003 by the Lender, in favor of the Senior Lenders and the Agent.

                  "Loan-First Tranche" means the term loan in the aggregate principal amount of $15,450,000 made by the Lender to the Company as of the Effective Date.

                  "Loan-Second Tranche" means any term loan or loans (other than the Loan-First Tranche) in an aggregate principal amount of up to $10,769,105.90 made by the Lender to the Company at any time pursuant to this Agreement, as required by the Funding Agreement.

                  "Note-First Tranche" means one or more notes of the Company issued pursuant to Section 2.1(a) hereof, substantially in the form of Exhibit C hereto.




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                  "Note-Second Tranche" means one or more notes of the Company issued pursuant to Section 2.1(b) hereof, substantially in the form of Exhibit C hereto.

                  "Second Maturity Date" means the first day following the Maturity Date on which aggregate payments in excess of $10,000,000 under this Agreement would not, after giving effect to the payments made on such date, be made to the Lender in any one year.

                  "Senior Lenders" means the lenders party to the Senior Credit Agreement from time to time.

                           (c) Section 2.1 of the Term Loan Agreement is amended
and restated in its entirety to read as follows:

                  (a)      Loan-First Tranche and Note-First Tranche.

                           (i) Loan-First Tranche. Subject to the terms and
                  conditions of this Agreement and in reliance upon the representations and warranties of the Company herein set forth, the Lender hereby agrees to lend to the Company on the Effective Date, an amount equal to $15,450,000.

                           (ii) Payment of Loan-First Tranche. The unpaid
                  principal amount of the Loan-First Tranche plus all accrued and unpaid interest thereon and all other amounts owed hereunder with respect thereto shall be paid in full in Cash on the Maturity Date.

                           (iii) Note-First Tranche. On the Effective Date, the
                  Company shall execute and deliver to the Lender the Note-First Tranche dated as of the Effective Date, to evidence the Loan-First Tranche made on such date, in the aggregate principal amount of $15,450,000.

                  (b)      Loan-Second Tranche and Note-Second Tranche.

                           (i) Loan-Second Tranche. Subject to the terms and
                  conditions of this Agreement and in reliance upon the representations and warranties of the Company herein set forth, the Lender hereby agrees to lend to the Company on any Debt Financing Date, an amount equal to the Debt Financing required on such date pursuant to the Funding Agreement, such amount not to exceed $10,769,105.90 in the aggregate and not to exceed $10,000,000 in any one year.

                           (ii) Payment of Loan-Second Tranche. The unpaid
                  principal amount of the Loan-Second Tranche plus all accrued and





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                  unpaid interest thereon and all other amounts owed hereunder with respect thereto shall be paid in full in Cash as follows:
                  (A) up to $10,000,000 payable to Lender plus all other amounts owed hereunder to any other Person on the Maturity Date and
                  (B) any amount in excess of $10,000,000 payable to Lender plus all other amounts owed hereunder to any other Person on the Second Maturity Date; provided, however, upon the receipt of a fairness opinion as provided in Section 5.10 hereof, the full unpaid principal amount of the Loan-Second Tranche plus all accrued and unpaid interest thereon and all other amounts owed hereunder with respect thereto shall be paid in full in Cash on the Maturity Date. Notwithstanding the foregoing, upon receipt of notice from Citicorp to the Company that payment to the Company pursuant to the Citicorp Support has been required to be made, Citicorp shall become the "Lender" in respect of the Loan-Second Tranche for which Citicorp has made payment under the Citicorp Support for all purposes of this Agreement and the Company shall be obligated to pay the Loan-Second Tranche to Citicorp in accordance with the provisions set forth herein.

                           (iii) Note-Second Tranche. On the First Amendment
                  Effective Date, the Company shall execute and deliver to the Lender a Note-Second Tranche dated as of the First Amendment Effective Date, to evidence the Loan-Second Tranche in an aggregate principal amount of up to $10,769,105.90.

                           (d) Section 2.4(a) of the Term Loan Agreement is
amended and restated in its entirety to read as follows:

                  Use.  Proceeds of the Loan shall be used as follows:

                  (i) The proceeds of the Loan-First Tranche made on the Effective Date shall be used by the Company to partially repay the Term Loans (as defined in the Senior Credit Agreement), to pay fees and expenses in connection herewith and for general corporate purposes.

                  (ii) The proceeds of the Loan-Second Tranche made on any Debt Financing Date shall be used by the Company to repay the Term Loans (as defined in the Senior Credit Agreement) pursuant to
                  Section 3.1(l) of the Senior Credit Agreement.

                           (e) Section 2.5 of the Term Loan Agreement is amended
and restated in its entirety to read as follows:




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                  Fees. On the Effective Date, the Company shall pay to the
                  Lender a nonrefundable closing fee in the amount of $450,000, which amount has been added to the principal balance of the Loan-First Tranche. Such closing fee shall be nonrefundable under all circumstances.

                           (f) The following new Section 5.10 is added:

                  SECTION 5.10. Fairness Opinion. The Company shall use its best efforts to obtain, at the request of Lender and at the Company's own expense, an opinion of a nationally recognized investment banking firm that the Loan-Second Tranche is fair, from a financial standpoint, to the Company and its Restricted Subsidiaries, after taking into account the effect of the receipt of such fairness opinion upon the terms of the Loan-Second Tranche as provided in Section 2.1(b)(ii) and
                  Article VII hereof.

                           (g) Article VII is amended by adding the following
new sentence at the end of the first full paragraph following Section 7.9 thereof:

                  Notwithstanding the foregoing, no payment to Lender under or in respect of the Loan-Second Tranche shall be required to be made in excess of $10,000,000 in any one year until such time as the Company receives a fairness opinion as provided in
                  Section 5.10 hereof.

                           (h) Section 8.2 of the Term Loan Agreement is amended
and restated in its entirety to read as follows:

                  Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Company agrees to pay promptly, or reimburse the Lender, as the case may be, for the payment of, on demand, (i) all the actual and reasonable costs and expenses of preparation of the Loan Documents and the Senior Debt Documents and all the costs of furnishing all opinions by counsel for the Company (including, without limitation, any opinions requested by the Lender as to any legal matters arising hereunder or thereunder), and of the Company's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with (including all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing or recording of the Loan Documents and the Senior Debt Documents and the consummation of the transactions contemplated hereby and thereby, and any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes or fees); (ii) the reasonable fees, expenses, and disbursements of counsel to the





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                  Lender in connection with the negotiation, preparation,
                  execution, and administration of the Loan Documents, the Senior Debt Documents and the Loan hereunder, and any amendments and waivers hereto or thereto (other than assignments of, or sales of participants in, the Notes pursuant to Section 8.1) and (iii) after the occurrence of an Event of Default, all costs and expenses (including reasonable attorneys' fees) incurred by the Lender in enforcing any Obligations of or in collecting any payments due from the Company hereunder or under the Note by reason of such Event of Default or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a workout, or any insolvency or bankruptcy proceedings.

                           (i) Section 8.6 of the Term Loan Agreement is amended
by replacing each reference to "Dechert" with "Dechert LLP".

                  3. Reaffirmation.

                           (a) Each of the Company and the Lender hereby
ratifies, affirms and reaffirms in all respects its obligations and undertakings under each Loan Document (including without limitation, the Security Documents) to which it is a party, including without limitation, all terms, conditions, representations and covenants in each of the Loan Documents (as applicable) and agrees that all references therein to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended by this First Amendment and shall include the Loan-Second Tranche and the Note-Second Tranche.

                           (b) Each of the Company and the Lender hereby
acknowledges (i) the continued existence, validity and enforceability of each Loan Document (including without limitation, the Security Documents) to which it is a party, and agrees that the terms and conditions, representations and covenants of each such Loan Document are binding upon it and (ii) subsequent to, and after taking into account of all the terms and conditions of this First Amendment, each Loan Document (including without limitation, the Security Documents) is and shall remain in full force and effect in accordance with the terms thereof.

                  4. Representations and Warranties; No Default.

                           (a) The execution, delivery and performance of this
First Amendment are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any term of its Articles of Incorporation, By-laws or other organizational documents, or of any material agreement or undertaking to which it is a party or to which it is bound.

                           (b) This First Amendment is the legal, valid and
binding obligation of the Company and the Lender, enforceable against each in accordance with the terms hereof,




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subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and by general principles of equity.

                           (c) On and as of the date hereof, after giving effect
to this First Amendment, the representations and warranties of the Company contained in the Term Loan Agreement are true and correct, except to the extent that any such representations and warranties expressly related to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date.

                           (d) On and as of the date hereof, after giving effect
to this First Amendment, no Event of Default or Unmatured Event exists under the Term Loan Agreement.

                           (e) Schedule 1 attached hereto is a complete and
accurate list of all Subsidiaries of the Company, including an accurate description of the jurisdiction and organization and ownership thereof.

                           (f) Neither the Company nor any of its Subsidiaries
owns any real property.

                  5. Conditions. This First Amendment shall become effective as of the date upon which the following conditions are satisfied (the "First Amendment Effective Date"):

                           (a) The Company and the Lender shall have duly
executed this First Amendment;

                           (b) The Company shall have duly executed and
delivered to the Lender the Note-Second Tranche, substantially in the form of Exhibit C to the Term Loan Agreement;

                           (c) The Guarantors shall have duly executed the
Consent to Amendment and Reaffirmation of Loan Documents (the "Consent and Reaffirmation"), substantially in the form of Exhibit A attached hereto;

                           (d) The Third Amendment to Amended and Restated
Credit Agreement shall have been duly executed by the parties thereto and shall be in full force and effect;

                           (e) The Funding Agreement shall have been duly
executed by the parties thereto and shall be in full force and effect;

                           (f) The Company and each Guarantor shall have
provided a certified resolution with respect to this First Amendment or the Consent and Reaffirmation (as applicable) satisfactory to the Lender;




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                           (g) The Company and the Guarantors shall have
provided the written opinion of the Company's and the Guarantors' counsel in form and substance acceptable to the Lender;

                           (h) The Lender shall have received payment in full
for all fees and expenses (including reasonable attorneys' fees) owing to the Lender; and

                           (i) The Company and the Guarantors shall have
delivered to the Lender such other documents and satisfied such other conditions as reasonably requested by the Lender, including without limitation any additional Security Documents required by the Lender.

                  6. Miscellaneous.

                           (a) Continued Effectiveness. Except as specifically
amended herein, all other terms and provisions of the Term Loan Agreement shall remain unchanged and in full force and effect.

                           (b) No Claims. The Company represents and warrants
that it is not aware of any claims or causes of action against the Lender or any of its successors or assigns arising from or in any way related to the First Amendment, the Term Loan Agreement or any of the other Loan Documents. Notwithstanding this representation and as further consideration for the agreements and understandings herein, the Company, on behalf of itself and its employees, agents, executors, heirs, successors and assigns, hereby releases the Lender, its predecessors, officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns, form any liability, claim, right or cause of action which now exists or hereafter arises as a result of acts, omissions or events occurring on or prior to the date hereof, whether known or unknown, arising from or in any way related to this First Amendment, the Term Loan Agreement or any of the other Loan Documents.

                           (c) Notices. Any notice required or permitted
pursuant to this First Amendment shall be delivered in accordance with the provisions of Section 8.6 of the Term Loan Agreement.

                           (d) APPLICABLE LAW. THIS FIRST AMENDMENT SHALL BE
GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

                           (e) Headings. Section and subsection headings in this
First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

                           (f) Severability. If any term, provision or covenant
of this First Amendment is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.




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                           (g) Amendment and Waiver. No amendment of any
provision of this First Amendment shall be effective, unless the same shall be undertaken and consummated in accordance with the terms of Section 8.4 of the Term Loan Agreement.

                           (h) Counterparts. This First Amendment and any
amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This First Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto, and written or verbal notification of such execution and authorization of delivery thereof has been received by each of the Company and the Lender.

                           (i) Entirety. The Term Loan Agreement and the other
Loan Documents, as amended by this First Amendment, constitute the entire understanding among the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.


















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                  IN WITNESS WHEREOF the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                  MSX INTERNATIONAL, INC.



                                  By:     /s/ David A. Crittenden
                                         -------------------------------------
                                         Name:   David A. Crittenden
                                         Title:  Assistant Treasurer



                                  COURT SQUARE CAPITAL LIMITED



                                  By:     /s/ Charles E. Corpening
                                         -------------------------------------
                                         Name:   Charles E. Corpening
                                         Title:  Vice President













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